Exhibit 99.1 A Leader in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Therapies J.P. Morgan Healthcare Conference January 10, 2022 CONFIDENTIAL & PROPRIETARY © 2022

Disclaimer This presentation has been prepared by AlloVir, Inc. (“we,” “us,” “our,” “AlloVir” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including posoleucel. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as, but not limited to, “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates ongoing, and planned clinical trials and preclinical activities, including the initiation, timing, enrollment, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance and successfully complete clinical studies, the timing and likelihood of success of our clinical trials, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled Risk Factors in our quarterly report on Form 10- Q for the fiscal quarter ended September 30, 2021, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. 2 CONFIDENTIAL & PROPRIETARY © 2022

AlloVir By the Numbers 12 4 3 5 7 INVESTIGATIONAL T A R G E T P O T E N T I A L P H A S E 3 R E G U L A T O R Y T H E R A P I E S VIRUSES STUDIES DESIGNATIONS* INDICATIONS 90 CLINICAL $ TRIAL SITES 69 .1 248 100+ ON 3 DIFFERENT CONTINENTS I N C A S H , C A S H E Q U I V A L E N T S ACROSS 5 CLINICAL STUDIES ‡ E M P L O Y E E S & M A R K E T A B L E S E C U R I T I E S *FDA Regenerative Medicine Advanced Therapy (RMAT) designation and Orphan Drug Designation (ODD) for virus-associated HC treatment, and RMAT for AdV treatment; EMA Priority Medicines (PRIME) designation for treatment of serious infections with AdV, BKV, CMV, EBV and HHV-6, and Orphan Medicinal Product (OMP) designation for treatment of viral diseases and infections in patients undergoing HCT. 3 ‡ As of December 31, 2021. CONFIDENTIAL & PROPRIETARY © 2022

AlloVir: A Leading Innovator in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Immunotherapies


Clinically validated platform

93% overall response rate in Phase 2 CHARMS study

Expedited regulatory review pathways (RMAT, PRIME)


Rich pipeline

4 products targeting 12 viruses with both treatment and prevention potential

Posoleucel in 3 Phase 3 trials* and 1 ongoing proof-of-concept study by 1H 2022


Large unmet need and global opportunity

Currently focused on stem cell and solid organ transplant patients

Expanding to additional patient populations


Manufacturing at scale

Simple, non-gene-edited, scalable process with manufacturing redundancy

Off-the-shelf delivery for patient access within 48 hours

*Phase 3 trial for multi-virus prevention anticipated to initiate in 1H 2022, following FDA review of final protocol.

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AlloVir's Therapies Aim to Treat or Prevent Life-Threatening Viral Diseases For Immunocompromised Patients[1-13]


Challenges

Vulnerable Populations

Single and multiple viral infections are common in the immunocompromised:

- HCT & SOT recipients
- The elderly & the very young
- Patients on chemotherapy or immunomodulators

Limited or No Treatment Options

Therapeutic options raise concerns about:

- Lack of efficacy for off-label treatments
- Significant toxicity
- Emergence of resistance

Substantial Morbidity & Mortality

Uncontrolled viral diseases can:

- Prolong hospitalization
- Increase risk for GVHD or graft rejection
- Cause end-organ damage
- Result in death


Solution

Immunity Restored with VSTs

VSTs are a clinically validated approach to restoring protective T-cell immunity

AlloVir's VSTs:

- **Address the underlying immune deficit in high-risk patient populations**
- **Target multiple viruses with limited to no treatment options**
- **Offer off-the-shelf delivery to reach patients quickly**

GVHD = graft vs host disease; SOT = solid organ transplant. 1. Abudayyeh A, et al. *Am J Transplant.* 2016;16:1492-1502; 2. Camargo JF, Komarduri KV. *Hematol Oncol Stem Cell Ther.* 2017;10:233-238; 3. Cesaro S, et al. *Bone Marrow Transplant.* 2018;doi:10.1038/s41409-018-0421-0; 4. Leen AM, et al. *Blood.* 2009;114(19):4283-4292; 5. Perruccio K, et al. *Biol Blood Marrow Transplant.* 2018;24:2549-2557; 6. Saribas AS, et al. Future Virol. 2010;5(3):313-323. doi:10.2217/fvl.10.12; 7. Cho SY, et al. *Kor J Intern Med.* 2018;33:256-276; 8. Law N, Kumar D. *Drugs Aging.* 2017;34:743-754; 9. Gentile G, Antonelli G. *Viruses.* 2019;11:doi:10.3390/v11111049; 10. Kedia S, et al. *J Stem Cell Res Ther.* 2013;doi:10.4172/2157-7633.S3-002; 11. Ison MG, Hirsch HH. *Clin Microbiol Rev.* 2019;32(4):1-33; 12. Jose RJ, et al. *Medicine. 2020.* doi:10.1016/j.mpmed.2020.03.006; 13. Simon AK, Hollander GA, McMichael A. *Proc Biol Sci.* 2015;282(1821):20143085.

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Our Patented and Highly Efficient Platform Delivers Rapid, Scalable, Off-the-Shelf VST Therapy VST profiling Carefully selected healthy VST selective expansion Cryopreservation and Treatment of patient & antigen selection seropositive donors using proprietary process storage at global depots Key Advantages • Rationally designed cell bank, facilitating availability of VSTs covering >95% of patients • Our VST platform minimizes antigen competition, enabling retention of VST diversity and polyclonality • Simple and robust manufacturing yields hundreds of VST doses from a single donor/production run • Our VSTs have long-term stability, supporting on-demand, broad availability for patients 6 CONFIDENTIAL & PROPRIETARY © 2022

Our Pipeline Targets 12 Unique Viruses Candidate Target Population Target Indication Preclinical POC Pivotal vHC treatment Multi- VST Allo-HCT AdV treatment Posoleucel Multi-virus 1H ‘22 (ALVR105) prevention* Kidney transplant BKV treatment Multi-virus Solid organ transplant prevention* Allo- / Auto-HCT hMPV, Flu, PIV, ALVR106 RSV treatment High-risk general population ALVR107 Chronic HBV HBV cure Single VST COVID-19 Compassionate ALVR109 Immunocompromised treatment Use Access *Prevention of adenovirus (AdV), BK virus (BKV), cytomegalovirus (CMV), Epstein-Barr virus (EBV), human herpesvirus 6 (HHV-6), JC virus (JCV). Phase 3 trial in allo-HCT anticipated to initiate in 1H 2022, following FDA review of final protocol. Allo-HCT = allogeneic 7 hematopoietic cell transplantation; Auto-HCT = autologous HCT; HBV = hepatitis B virus; hMPV = human metapneumovirus; Flu = influenza; PIV = parainfluenza virus; POC = proof-of-concept; RSV = respiratory syncytial virus; vHC = virus-associated hemorrhagic cystitis; VST = virus-specific T cell. CONFIDENTIAL & PROPRIETARY © 2022

Phase 2 CHARMS Study Demonstrated 93% Efficacy of Posoleucel in 1,2 Treatment-Refractory Patients Safety: Posoleucel Well Tolerated Efficacy: Posoleucel Response Rate* 100 100 100 100 • Infusions were well tolerated 100% 94 93 ‒ n=3 developed isolated fever within 80% 24 hours of infusion; no immediate 75 toxicities observed 60% • 14 cases of acute GVHD 50 ‒ n=8 had pre-existing GVHD 40% ‒ n=6 de novo GVHD; all had transient 20% Grade I skin GVHD resolved with treatment † ‡ n= 58 11 18 17 8 2 1 1 0% • No cytokine release syndrome Overall Multiple BKV CMV AdV HHV-6 EBV JCV Viruses CR = Viral load return to normal range and resolution of clinical signs/symptoms PR = ≥50% decrease in viral load and/or 50% improvement of clinical signs/symptoms † *Response rate / patient includes partial response (PR) or complete response (CR) by 6 weeks post-posoleucel infusion; 58/59 patients were evaluable for response rate, 1 patient with HHV-6 was not evaluable for response rate; 11/11 patients had a response to ≥1 virus(es) and 19 of 23 viruses across the 11 patients responded to posoleucel. 8 1. Tzannou I, et al. J Clin Oncol 2017;35:3547-57; 2. Tzannou I, et al. ASH 2020. Accessed January 4, 2021. https://ash.confex.com/ash/2020/webprogram/Paper143037.html. CONFIDENTIAL & PROPRIETARY © 2022

Posoleucel is Designed to Treat and Prevent Viral Infections and Diseases Until the Patient's Own Immune System Recovers[1-6]



Posoleucel
Window of Susceptibility
Patients with Reactivation of Single or Multiple Viruses (%)[3,4,a]
Host T Cells
HCT-Derived T Cells
<20
20–40
40–60
>60
40–60
20–40
<20
HCT
14
28
100
180 days post-HCT
Conditioning for HCT
(Lymphodepletion)
Engraftment
Post-Engraftment

[a]Post 100-day data for proportion of patients with viral detection is from Huang YT, et al, as Hill J, et al only measured out to 100 days.

1. Kedia S, et al. *J Stem Cell Res Ther* 2013;S3; 2. Ison M, Hirsch H. *Clin Microbiol Rev* 2019;32:e00042-19; 3. Hill J, et al. *Blood* 2017;129:2316-25; 4. Huang YT, et al. *Biol Blood Marrow Trans* 2017;23:1759-66; 5. Stern L, et al. *Front Immunol* 2018;9:1672; 6. Hill J, et al. *Clin Infect Dis* 2018;66:368-75.

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Low Rates of Clinically Significant Infection and No End-Organ Disease Observed in Ongoing Open-Label Phase 2 Prevention Study[1]



Preliminary Efficacy Through 14 Weeks
EMR* & Literature2-7 Estimate
100%
80%
60%
40%
20%
0%
0%
0%
9%
2/23
4%
1/23
0%
0%
70%
AdV (N=23)
BKV (N=22*)
CMV (N=23)
EBV (N=23)
HHV-6 (N=23)
JCV (N=23)
SOC 6 viruses

Preliminary Safety

- No unexpected treatment-emergent adverse events or serious adverse events
- 6 cases (26%) of acute GVHD (grades II and III)
  - Consistent with 35-50% grade II-IV GVHD reported in high risk allo-HCTs[8-10]
  - No association between reported GVHD and number of HLA matches for posoleucel
  - No association between reported GVHD and number of posoleucel doses
- No cytokine release syndrome

Posoleucel achieved low rates of clinically significant infections across six devastating viruses through the Week 14 primary endpoint, and repeat dosing was generally well-tolerated‡

*Electronic medical records analysis of >1,400 patients identified between Jan 2018 and Apr 2021 through use of ganciclovir, valganciclovir, foscarnet, cidofovir or rituximab or ICD-10 code for viral disease where available.
‡Based on analysis of 23 patients who received at least one dose of posoleucel in the ongoing study, including those who completed, discontinued or are continuing posoleucel.

1. Dadwal S et al. Abstract 1760. Presented at ASH 2021; 2. Slade et al. *Transpl Infect Dis.* 2017; 3. Mohty et al. *British Journal of Haematology* 2019; 4. Salamonowicz-Bodzioch et al. *Ann Hematol.* 2021; 5. Mojtaba et al. *Biol Blood Marrow Transplant.* 2019; 6. El-Zimaity et al. *Blood* 2014; 7. Gargiulo et al. *eCancer* 2014; 8. Malki et al. *Blood Adv.* 2021; 9. Saliba RM, et al. Abstract 31. Presented at: TCT 2020; 10. Chen et al., *Bone Marrow Transplant.* 2017.

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Our Lead Candidate Posoleucel, a Multi-VST for Treatment and Prevention, Is a Pipeline in a Product Candidate Target Population Target Indication Preclinical POC Pivotal vHC treatment Multi- VST Allo-HCT AdV treatment Posoleucel AdV, BKV, CMV, EBV, 1H ‘22 (ALVR105) HHV-6, JCV prevention Kidney transplant BKV treatment AdV, BKV, CMV, EBV, Solid organ transplant HHV-6, JCV prevention Three ongoing Phase 3 studies of posoleucel are anticipated by 1H 2022 11 CONFIDENTIAL & PROPRIETARY © 2022

Registrational Trial for the Treatment of Virus-Associated Hemorrhagic Cystitis is Ongoing


Posoleucel
2x10^7 (<40 kg) or 4x10^7 (≥40 kg) cells
R 3:2
N=125
Placebo infusion
Week
0
2
24
Dose
End of study

- Phase 3, multicenter, double-blind, placebo-controlled
- Key eligibility criteria: patients with vHC following allogeneic HCT
  - Macroscopic hematuria (Grade ≥3)
  - Viruria
  - Dysuria, lower abdominal pain and/or pain associated with spasm
- Primary endpoint: time to resolution of macroscopic hematuria through Week 24

Next Milestone: Enrollment expected to complete in 1H 2023

ClinicalTrials.gov NCT04390113.

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Second Phase 3 Posoleucel Trial Has Been Initiated for Adenovirus Treatment


Primary endpoint
Dose
End of study
Week
0
2
4
Safety follow-up
24
R 1:1
N=80
Posoleucel
2x10⁷ (<40 kg) or 4x10⁷ (≥40 kg) cells
Placebo infusion

- Phase 3, randomized, double-blind, placebo-controlled
- Key eligibility criteria: patients with adenovirus reactivation following allogeneic HCT:
  - AdV viremia ≥10,000 copies/mL, OR
  - 2 consecutive, rising AdV viremia ≥1,000 copies/mL and lymphopenia or T-cell depletion
- Primary endpoint: reduction in viral load
- Patients with disease progression can enter optional 24-week cross-over period after Week 4

Next Milestone: Continued enrollment in U.S. and Europe

ClinicalTrials.gov NCT05179057.

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Phase 3 Registrational Multi-Virus Prevention Trial Anticipated to Start in 1H 2022



R 1:1
Posoleucel
2x10^7 (<40 kg) or 4x10^7 (≥40 kg) cells
Placebo infusion
Week
0
12
14
26
Dose
Primary endpoint
Key secondary endpoint

- Phase 3, multicenter, randomized, double-blind, placebo-controlled
- Key eligibility criteria: high-risk* allo-HCT recipients, including matched unrelated donor
  - Age ≥1 year
  - Aviremic or viremic without clinically significant disease
- Primary endpoint: reduction in clinically significant viral infection and disease

Next Milestones: Study initiation in 1H 2022; final Phase 2 data presentation in 2H 2022

*High-risk all-HCT defined as haploidentical donor, umbilical cord blood, mismatched unrelated donor, matched unrelated donor, mismatched related donor, recipient of T cell depletion, persistent lymphopenia <180/mm^3.
ClinicalTrials.gov NCT04693637.

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Phase 2 Trial for BK Virus Treatment in Kidney Transplant Recipients Expanding to Higher Viral Load Patients


End of study
Long-term follow-up in registry
Week 0
Dosing period
12
Follow-up
24
R 1:1:1
N=60
Posoleucel 4x10⁷ cells q7d x 3 weeks → Q14d x 9 weeks
Posoleucel 4x10⁷ cells q7d x 3 weeks → Q28d x 9 weeks
Placebo infusion q7d x 3 weeks → Q14d x 9 weeks

- Phase 2, multicenter, randomized, double-blind, placebo-controlled, multiple dosing interval, 2-period study
- Key eligibility criteria: adults with kidney transplant ≥28 days prior to enrollment, stratified by BK viral load
- Primary endpoint: safety and tolerability through Week 24
- Key secondary endpoint: reduction in BK viremia

Next Milestone: Presentation of preliminary data in 1H 2022

ClinicalTrials.gov NCT04605484.

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Posoleucel: Large Addressable Patient Population for the Treatment and Prevention of Devastating Viral Diseases


Annual Commercial Opportunity for Posoleucel
Annual Addressable Patients in 2025*
~38k
~148k
~110k
Additional opportunities in other immunocompromised patients
~148k
Posoleucel treatment and prevention in HCT and SOT
1
Treatment and Prevention in HCT
2
Treatment and Prevention in SOT
3
Total Addressable Patient Population

*Projected addressable patient population in 2025 for posoleucel indications in target markets in NA, EU, LATAM and A/P. Source: AlloVir analysis.

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Extending Our Platform to Respiratory Viruses and Hepatitis B Multi- VST Candidate Target Population Target Indication Preclinical POC Pivotal Allo- / Auto-HCT hMPV, Flu, PIV, ALVR106 RSV treatment High-risk general population Next Milestone: Continued enrollment in the U.S. Single Candidate Target Population Target Indication Preclinical POC Pivotal VST ALVR107 Chronic HBV HBV cure Next Milestone: Initiation of POC study by end of 2022 17 CONFIDENTIAL & PROPRIETARY © 2022

Key Investment Highlights in 2022 Versatile engine for allogeneic, off-the-shelf, virus-specific T cell therapies targeting 12 life-threatening viruses with no or limited treatments Lead product, posoleucel, with 3 Phase 3 studies in 3 distinct indications expected this year Initial proof-of-concept data for posoleucel in solid organ transplant patients Rich pipeline advancing 2 additional VST therapies RMAT, PRIME and Orphan Drug Designations to support regulatory pathway Experienced management team that has developed 10+ blockbuster therapies for rare diseases and viral infections 18 CONFIDENTIAL & PROPRIETARY © 2022